UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

(Name of Registrant as Specified In Its Charter)

Stilwell Value Partners VII, L.P.

Stilwell Activist Fund, L.P.

Stilwell Activist Investments, L.P.

Stilwell Value LLC

Joseph Stilwell

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

On July 8, 2019, Joseph Stilwell, Rodney Atamian and affiliated entities filed Amendment No. 16 to their Schedule 13D relating to Wheeler Real Estate Investment Trust, Inc., a copy of which is filed herewith.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATING TO THE SOLICITATION OF PROXIES BY THE GROUP AND OTHER PARTICIPANTS FROM THE STOCKHOLDERS OF Wheeler Real Estate Investment Trust, Inc. FOR USE AT ITS 2019 ANNUAL MEETING OF STOCKHOLDERS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF Wheeler Real Estate Investment Trust, Inc. AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTPS://WWW.SEC.GOV.

CUSIP No. 963025101	SCHEDULE 13D	Page 1 of 34

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934

(Amendment No. 16)

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

(Name of Issuer)

Common Stock, par value $0.01 per share

(Title of Class of Securities)

963025101

(CUSIP Number)

Mr. Joseph Stilwell

111 Broadway, 12th Floor

New York, New York 10006

Telephone: (212) 269-1551

(Name, Address and Telephone Number of Person

Authorized to Receive Notices and Communications)

July 8, 2019

(Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of §§240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box. ☐

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No. 963025101	SCHEDULE 13D	Page 2 of 34

1.	Names of Reporting Persons. I.R.S. Identification Nos. of above persons (entities only).
Stilwell Value Partners VII, L.P.
2.	Check the Appropriate Box if a Member of a Group (See Instructions)
(a) ☒
(b)
3.	SEC Use Only
4.	Source of Funds (See Instructions) WC, OO
5.	Check if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐
6.	Citizenship or Place of Organization: Delaware

Number of Shares Beneficially Owned by Each Reporting Person With	7. Sole Voting Power: 0
8. Shared Voting Power: 955,753(1)*
9. Sole Dispositive Power: 0
10. Shared Dispositive Power: 955,753(1)*

11.	Aggregate Amount Beneficially Owned by Each Reporting Person: 955,753(1)*
12.	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐
13.	Percent of Class Represented by Amount in Row (11): 9.8%
14.	Type of Reporting Person (See Instructions) PN

(1)	Includes 49,967 shares of Series D cumulative convertible Preferred Stock, no par value, that are convertible into 73,654 shares of Common Stock, at any time, at a conversion price of $16.96.
*	Excludes cash settled swaps disclosed herein representing economic exposure to an aggregate of 167,115 shares of Series D cumulative convertible Preferred Stock

CUSIP No. 963025101	SCHEDULE 13D	Page 3 of 34

1.	Names of Reporting Persons. I.R.S. Identification Nos. of above persons (entities only).
Stilwell Activist Fund, L.P.
2.	Check the Appropriate Box if a Member of a Group (See Instructions)
(a) ☒
(b)
3.	SEC Use Only
4.	Source of Funds (See Instructions) WC, OO
5.	Check if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐
6.	Citizenship or Place of Organization: Delaware

Number of Shares Beneficially Owned by Each Reporting Person With	7. Sole Voting Power: 0
8. Shared Voting Power: 955,753(1)*
9. Sole Dispositive Power: 0
10. Shared Dispositive Power: 955,753(1)*

11.	Aggregate Amount Beneficially Owned by Each Reporting Person: 955,753(1)*
12.	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐
13.	Percent of Class Represented by Amount in Row (11): 9.8%
14.	Type of Reporting Person (See Instructions) PN

(1)	Includes 49,967 shares of Series D cumulative convertible Preferred Stock, no par value, that are convertible into 73,654 shares of Common Stock, at any time, at a conversion price of $16.96.
*	Excludes cash settled swaps disclosed herein representing economic exposure to an aggregate of 167,115 shares of Series D cumulative convertible Preferred Stock

CUSIP No. 963025101	SCHEDULE 13D	Page 4 of 34

1.	Names of Reporting Persons. I.R.S. Identification Nos. of above persons (entities only).
Stilwell Activist Investments, L.P.
2.	Check the Appropriate Box if a Member of a Group (See Instructions)
(a) ☒
(b)
3.	SEC Use Only
4.	Source of Funds (See Instructions) WC, OO
5.	Check if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐
6.	Citizenship or Place of Organization: Delaware

Number of Shares Beneficially Owned by Each Reporting Person With	7. Sole Voting Power: 0
8. Shared Voting Power: 955,753(1)*
9. Sole Dispositive Power: 0
10. Shared Dispositive Power: 955,753(1)*

11.	Aggregate Amount Beneficially Owned by Each Reporting Person: 955,753(1)*
12.	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐
13.	Percent of Class Represented by Amount in Row (11): 9.8%
14.	Type of Reporting Person (See Instructions) PN

(1)	Includes 49,967 shares of Series D cumulative convertible Preferred Stock, no par value, that are convertible into 73,654 shares of Common Stock, at any time, at a conversion price of $16.96.
*	Excludes cash settled swaps disclosed herein representing economic exposure to an aggregate of 167,115 shares of Series D cumulative convertible Preferred Stock

CUSIP No. 963025101	SCHEDULE 13D	Page 5 of 34

1.	Names of Reporting Persons. I.R.S. Identification Nos. of above persons (entities only).
Stilwell Value LLC
2.	Check the Appropriate Box if a Member of a Group (See Instructions)
(a) ☒
(b)
3.	SEC Use Only
4.	Source of Funds (See Instructions) n/a
5.	Check if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐
6.	Citizenship or Place of Organization: Delaware

Number of Shares Beneficially Owned by Each Reporting Person With	7. Sole Voting Power: 0
8. Shared Voting Power: 955,753(1)*
9. Sole Dispositive Power: 0
10. Shared Dispositive Power: 955,753(1)*

11.	Aggregate Amount Beneficially Owned by Each Reporting Person: 955,753(1)*
12.	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐
13.	Percent of Class Represented by Amount in Row (11): 9.8%
14.	Type of Reporting Person (See Instructions) OO

(1)	Includes 49,967 shares of Series D cumulative convertible Preferred Stock, no par value, that are convertible into 73,654 shares of Common Stock, at any time, at a conversion price of $16.96.
*	Excludes cash settled swaps disclosed herein representing economic exposure to an aggregate of 167,115 shares of Series D cumulative convertible Preferred Stock

CUSIP No. 963025101	SCHEDULE 13D	Page 6 of 34

1.	Names of Reporting Persons. I.R.S. Identification Nos. of above persons (entities only).
Joseph Stilwell
2.	Check the Appropriate Box if a Member of a Group (See Instructions)
(a) ☒
(b)
3.	SEC Use Only
4.	Source of Funds (See Instructions) n/a
5.	Check if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐
6.	Citizenship or Place of Organization: United States

Number of Shares Beneficially Owned by Each Reporting Person With	7. Sole Voting Power: 0
8. Shared Voting Power: 955,753(1)*
9. Sole Dispositive Power: 0
10. Shared Dispositive Power: 955,753(1)*

11.	Aggregate Amount Beneficially Owned by Each Reporting Person: 955,753(1)*
12.	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐
13.	Percent of Class Represented by Amount in Row (11): 9.8%
14.	Type of Reporting Person (See Instructions) IN

(1)	Includes 49,967 shares of Series D cumulative convertible Preferred Stock, no par value, that are convertible into 73,654 shares of Common Stock, at any time, at a conversion price of $16.96.
*	Excludes cash settled swaps disclosed herein representing economic exposure to an aggregate of 167,115 shares of Series D cumulative convertible Preferred Stock

CUSIP No. 963025101	SCHEDULE 13D	Page 7 of 34

1.	Names of Reporting Persons. I.R.S. Identification Nos. of above persons (entities only).
Rodney Atamian
2.	Check the Appropriate Box if a Member of a Group (See Instructions)
(a) ☒
(b)
3.	SEC Use Only
4.	Source of Funds (See Instructions) PF
5.	Check if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐
6.	Citizenship or Place of Organization: United States

Number of Shares Beneficially Owned by Each Reporting Person With	7. Sole Voting Power: 1,687(2)
8. Shared Voting Power: 0
9. Sole Dispositive Power: 1,687(2)
10. Shared Dispositive Power: 0

11.	Aggregate Amount Beneficially Owned by Each Reporting Person: 1,687(2)
12.	Check if the Aggregate Amount in Row (11) Excludes Certain Shares (See Instructions) ☐
13.	Percent of Class Represented by Amount in Row (11): 0.0%
14.	Type of Reporting Person (See Instructions) IN

(2)	Represents 2,700 shares of Series B convertible Preferred Stock, no par value, that are convertible into 1,687 shares of Common Stock, at any time, at a conversion price of $40.00.

CUSIP No. 963025101	SCHEDULE 13D	Page 8 of 34

Item 1. Security and Issuer

This is the sixteenth amendment (this “Sixteenth Amendment”) to the original Schedule 13D, which was filed on July 3, 2017 (the “Original Schedule 13D”) and amended on August 8, 2017 (the “First Amendment”), on December 4, 2017 (the “Second Amendment”), on January 17, 2018 (the “Third Amendment”), on June 19, 2018 (the “Fourth Amendment”), on June 22, 2018 (the “Fifth Amendment”), on June 27, 2018 (the “Sixth Amendment”), on July 9, 2018 (the “Seventh Amendment”), on July 24, 2018 (the “Eighth Amendment”) on August 16, 2018 (the “Ninth Amendment”), on September 5, 2018 (the “Tenth Amendment”), on September 18, 2018 (the “Eleventh Amendment”), on October 29, 2018 (the “Twelfth Amendment”), on April 15, 2019 (the “Thirteenth Amendment”), on May 7, 2019 (the “Fourteenth Amendment”) and on June 7, 2019 (the “Fifteenth Amendment”). This Sixteenth Amendment is being filed jointly by Stilwell Value Partners VII, L.P., a Delaware limited partnership (“Stilwell Value Partners VII”); Stilwell Activist Fund, L.P., a Delaware limited partnership (“Stilwell Activist Fund”); Stilwell Activist Investments, L.P., a Delaware limited partnership (“Stilwell Activist Investments”); Stilwell Value LLC, a Delaware limited liability company (“Stilwell Value LLC”), and the general partner of Stilwell Value Partners VII, Stilwell Activist Fund, and Stilwell Activist Investments; Joseph Stilwell, the managing member and owner of Stilwell Value LLC (collectively, the “Stilwell Group”); and Rodney Atamian, the Stilwell Group’s nominee to the board of directors of Wheeler Real Estate Investment Trust, Inc. (the “Issuer”) and a shareholder of the Issuer. The filers of this statement are collectively referred to herein as the “13D Group.”

This statement relates to the common stock, par value $0.01 per share (“Common Stock”), of the Issuer. The address of the principal executive offices of the Issuer is 2529 Virginia Beach Boulevard, Suite 200, Virginia Beach, Virginia 23452. The amended joint filing agreement of the members of the 13D Group is attached as Exhibit 17 to the Fourteenth Amendment.

Item 2. Identity and Background

(a)-(c) This statement is filed by (i) Joseph Stilwell with respect to the shares of Common Stock beneficially owned by Joseph Stilwell, including shares of Common Stock held in the names of Stilwell Value Partners VII, Stilwell Activist Fund, and Stilwell Activist Investments in Joseph Stilwell’s capacities as the managing member and owner of Stilwell Value LLC, which is the general partner of Stilwell Value Partners VII, Stilwell Activist Fund, and Stilwell Activist Investments; and (ii) Rodney Atamian with respect to the shares of Common Stock beneficially owned by him.

The business address of Stilwell Value Partners VII, Stilwell Activist Fund, Stilwell Activist Investments, Stilwell Value LLC, and Joseph Stilwell is 111 Broadway, 12th Floor, New York, New York 10006. The business address of Rodney Atamian is 9555 Hillwood Dr., Suite 103, Las Vegas, Nevada 89134.

The principal employment of Joseph Stilwell is investment management. Stilwell Value Partners VII, Stilwell Activist Fund, and Stilwell Activist Investments are private investment partnerships engaged in the purchase and sale of securities for their own accounts. Stilwell Value LLC serves as the general partner of Stilwell Value Partners VII, Stilwell Activist Fund, Stilwell Activist Investments, and related partnerships. The principal employment of Rodney Atamian is serving as co-founder and managing partner of City Sunstone Properties, a commercial real estate investment company with offices at 9555 Hillwood Dr., Suite 103, Las Vegas, Nevada 89134.

CUSIP No. 963025101	SCHEDULE 13D	Page 9 of 34

(d) During the past five years, no member of the 13D Group has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

(e) During the past five years, no member of the 13D Group has been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and, as a result of such proceeding, was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, Federal or State securities laws or finding any violation with respect to such laws, except as indicated in Schedule A attached hereto.

(f) Joseph Stilwell and Rodney Atamian are citizens of the United States.

Item 3. Source and Amount of Funds or Other Consideration

All purchases of shares of Common Stock made by the Stilwell Group using funds borrowed from Jefferies LLC or Morgan Stanley, if any, were made in margin transactions on their usual terms and conditions. All or part of the shares of Common Stock owned by members of the Stilwell Group may from time to time be pledged with one or more banking institutions or brokerage firms as collateral for loans made by such entities to members of the Stilwell Group. Such loans generally bear interest at a rate based on the broker’s call rate from time to time in effect. Such indebtedness, if any, may be refinanced with other banks or broker-dealers.

Item 4. Purpose of Transaction

We are filing this Sixteenth Amendment to announce that we have mailed a letter to the Issuer’s shareholders. A copy of this letter is attached as Exhibit 19 to this Sixteenth Amendment and is also available at http://www.okapivote.com/wheeler.

We ran three nominees for election as directors at the Issuer's 2018 annual meeting. We lost. On April 15, 2019, we announced our nominees for election as directors at the Issuer’s 2019 annual meeting, and on May 7, 2019, we announced an additional nominee, which brings our slate to a total of six candidates. We believe a meaningful number of the Issuer’s legacy directors should resign.

Our purpose in acquiring shares of Common Stock of the Issuer is to profit from the appreciation in the market price of the shares of Common Stock through asserting shareholder rights. We do not believe the value of the Issuer's assets is adequately reflected in the current market price of the Issuer's Common Stock.

THIS SIXTEENTH AMENDMENT MAY BE DEEMED TO BE SOLICITATION MATERIAL IN RESPECT OF THE SOLICITATION OF PROXIES BY THE GROUP FROM THE ISSUER'S STOCKHOLDERS IN CONNECTION WITH THE ISSUER'S 2019 ANNUAL MEETING. SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATING TO THE SOLICITATION BY THE GROUP AND OTHER PARTICIPANTS OF PROXIES FROM THE ISSUER'S STOCKHOLDERS FOR USE AT THE ISSUER'S 2019 ANNUAL MEETING OF STOCKHOLDERS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN OUR PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF THE ISSUER AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTPS://WWW.SEC.GOV.

CUSIP No. 963025101	SCHEDULE 13D	Page 10 of 34

Members of the 13D Group may seek to make additional purchases or sales of shares of Common Stock. Except as described in this filing, no member of the 13D Group has any plans or proposals which relate to, or could result in, any of the matters referred to in paragraphs (a) through (j), inclusive, of Item 4 of Schedule 13D. Members of the 13D Group may, at any time and from time to time, review or reconsider their positions and formulate plans or proposals with respect thereto.

Since 2000, members or affiliates of the Stilwell Group have taken an ‘activist position’ in 64 other publicly-traded companies. Currently, members or affiliates of the Stilwell Group file Schedule 13Ds to disclose greater than 5% positions only in SEC-reporting companies. For simplicity, these affiliates are referred to below as the “Stilwell Group,” “we,” “us,” or “our.” In each instance, our purpose has been to profit from the appreciation in the market price of the shares we held by asserting shareholder rights. In addition, we believed that the values of the companies’ assets were not adequately reflected in the market prices of their shares. Our actions are described below. We have categorized the descriptions of our actions with regard to the issuers based upon certain outcomes (whether or not, directly or indirectly, such outcomes resulted from the actions of the Stilwell Group). Within categories I through III below, the descriptions are listed in chronological order based upon the completion date of the investment; within categories IV through VIII below, the descriptions are listed in chronological order based upon the respective filing dates of the originally-filed Schedule 13Ds, or, in limited instances, the acquisition date of the 5% position of a non-reporting company.

I.

Security of Pennsylvania Financial Corp. (“SPN”) - We filed our original Schedule 13D to report our position on May 1, 2000. We scheduled a meeting with senior management to discuss ways to maximize the value of SPN’s assets. On June 2, 2000, prior to the scheduled meeting, SPN and Northeast Pennsylvania Financial Corp. announced SPN’s acquisition.

Cameron Financial Corporation (“Cameron”) - We filed our original Schedule 13D to report our position on July 7, 2000. We exercised our shareholder rights by, among other things, requesting that Cameron management hire an investment banker, demanding Cameron’s list of shareholders, meeting with Cameron’s management, demanding that Cameron invite our representatives to join the board, writing to other shareholders to express our dismay with management’s inability to maximize shareholder value and publishing that letter in the local press. On October 6, 2000, Cameron announced its sale to Dickinson Financial Corp.

Community Financial Corp. (“CFIC”) - We filed our original Schedule 13D to report our position on January 4, 2001, following CFIC’s announcement of the sale of two of its four subsidiary banks and its intention to sell one or more of its remaining subsidiaries. We reported that we acquired CFIC stock for investment purposes. On January 25, 2001, CFIC announced the sale of one of its remaining subsidiaries. We then announced our intention to run an alternate slate of directors at the 2001 annual meeting if CFIC did not sell the remaining subsidiary by then. On March 27, 2001, we wrote to CFIC confirming that CFIC’s management had agreed to meet with one of our proposed nominees to the board. On March 30, 2001, before our meeting took place, CFIC announced its merger with First Financial Corporation.

Montgomery Financial Corporation (“Montgomery”) - We filed our original Schedule 13D to report our position on February 23, 2001. On April 20, 2001, we met with Montgomery’s management and suggested that they maximize shareholder value by selling the institution. We also informed management that we would run an alternate slate of directors at the 2001 annual meeting unless Montgomery was sold. Eleven days after we filed our Schedule 13D, however, Montgomery’s board amended its bylaws to limit the pool of potential nominees to local persons with a banking relation and to shorten the deadline to nominate an alternate slate. We located qualified nominees under the restrictive bylaw provisions and noticed our slate within the deadline. On June 5, 2001, Montgomery announced that it had hired an investment banker to explore a sale. On July 24, 2001, Montgomery announced its merger with Union Community Bancorp.

Community Bancshares, Inc. (“COMB”) - We filed our original Schedule 13D reporting our position on March 29, 2004. We disclosed that we intended to meet with COMB’s management and evaluate management’s progress in resolving its regulatory issues, lawsuits, problem loans, and non-performing assets, and that we would likely support management if it effectively addressed COMB’s challenges. On November 21, 2005, we amended our Schedule 13D and stated that although we believed that COMB’s management had made progress, COMB’s return on equity would likely remain below average for the foreseeable future, and it should therefore be sold. We also stated that if COMB did not announce a sale before our deadline to solicit proxies for the next annual meeting, we would solicit proxies to elect our own slate. On January 6, 2006, we disclosed the names of our three board nominees. On May 1, 2006, COMB announced its sale to The Banc Corporation.

CUSIP No. 963025101	SCHEDULE 13D	Page 11 of 34

Jefferson Bancshares, Inc. (“JFBI”) - We filed our original Schedule 13D reporting our position on April 8, 2013. Our shareholder proposal requesting the board seek outside assistance to maximize shareholder value through actions such as a sale or merger was defeated at JFBI’s 2013 annual meeting. We met with management and the board of directors and told them that we would seek board representation at JFBI’s 2014 annual meeting if JFBI did not announce its sale. JFBI’s sale to HomeTrust Bancshares, Inc. was announced on January 23, 2014.

FedFirst Financial Corporation (“FFCO”) - We filed our original Schedule 13D reporting our position on September 24, 2010. After several meetings with management, FFCO completed a meaningful number of share repurchases, and on April 14, 2014, FFCO announced its sale to CB Financial Services, Inc.

SP Bancorp, Inc. (“SPBC”) - We filed our original Schedule 13D reporting our position on February 28, 2011. On August 9, 2013, we met with management and the chairman to assess the best way to maximize shareholder value. SPBC completed a meaningful number of share repurchases, and on May 5, 2014, SPBC announced its sale to Green Bancorp Inc.

TF Financial Corporation (“THRD”) - We filed our original Schedule 13D reporting our position on November 29, 2012. We met with the CEO and the chairman, encouraging them to focus only on accretive acquisitions and to repurchase shares up to book value. They subsequently did both. On June 4, 2014, THRD announced its sale to National Penn Bancshares, Inc.

Fairmount Bancorp, Inc. (“FMTB”) - We filed our original Schedule 13D reporting our position on September 21, 2012. On February 25, 2014, we reported our intention to seek board representation at FMTB’s 2015 annual meeting if FMTB did not announce its sale. However, due to the appointment of our representative to another board in the local area, we were unable to nominate our representative at the 2015 election of FMTB directors. We reiterated our intent to seek board representation at the earliest possible time if FMTB was not sold. FMTB’s sale was announced on April 16, 2015.

Harvard Illinois Bancorp, Inc. (“HARI”) - We filed our original Schedule 13D reporting our position on April 1, 2011. In 2012, we nominated a director for election at HARI’s 2012 annual meeting and communicated our belief that HARI should merge with a stronger community bank. Our nominee was not elected, so we nominated a director at HARI’s 2013 annual meeting and stated our position that HARI should be sold. We communicated to stockholders our intent to run a nominee every year until elected, and we nominated a director at HARI’s 2014 annual meeting. Our nominee was not elected, so in April 2015, we began soliciting stockholder votes for our nominee for HARI’s 2015 annual meeting. On May 21, 2015, HARI announced the sale of its subsidiary bank to State Bank in Wonder Lake, IL. We subsequently withdrew our solicitation of proxies for the election of our nominee at HARI’s 2015 annual meeting. The sale of HARI’s subsidiary bank was completed on August 1, 2016. On August 10, 2016, we entered into a settlement agreement with HARI whereby two legacy board members stepped down, and we agreed not to seek board representation through 2017. HARI is implementing a plan of voluntary dissolution.

Eureka Financial Corp. (“EKFC”) - We filed our original Schedule 13D reporting our position on March 28, 2011. We encouraged EKFC to pay special dividends to shareholders and repurchase shares. Management and the board did both, and on September 3, 2015, EKFC announced its sale to NexTier, Inc.

United-American Savings Bank (“UASB”) - We filed our original Schedule 13D with the Federal Deposit Insurance Corporation reporting our position on May 20, 2013. We believe management and the board acted in good faith to position UASB to maximize shareholder value. After we encouraged them to sell, UASB announced its sale to Emclaire Financial Corp on December 30, 2015.

Polonia Bancorp, Inc. (“PBCP”) - We filed our original Schedule 13D reporting our position on November 23, 2012. After several conversations with the Chairman and CEO, we publicly called for PBCP’s sale. On June 2, 2016, PBCP’s sale to Prudential Bancorp, Inc. was announced.

Georgetown Bancorp, Inc. (“GTWN”) - We filed our original Schedule 13D reporting our position on July 23, 2012. We encouraged GTWN to maximize shareholder value through share repurchases, and we supported management and the board’s consistent efforts to do so. On October 6, 2016, GTWN announced its sale to Salem Five Bancorp.

CUSIP No. 963025101	SCHEDULE 13D	Page 12 of 34

Wolverine Bancorp, Inc. (“WBKC”) - We filed our original Schedule 13D reporting our position on February 7, 2011. We encouraged WBKC to maximize shareholder value through share repurchases and payments of special dividends, and we supported management and the board’s consistent efforts to do so. On June 14, 2017, WBKC’s sale to Horizon Bancorp was announced.

First Federal of Northern Michigan Bancorp, Inc. (“FFNM”) - We filed our original Schedule 13D reporting our position on March 10, 2016. We believed FFNM was positioned to repurchase shares, and we urged management and the board to do so. FFNM deregistered its shares of common stock effective in 2016. On January 16, 2018, FFNM’s sale to Mackinac Financial Corporation was announced.

Jacksonville Bancorp, Inc. (“JXSB”) - We filed our original Schedule 13D reporting our position on July 5, 2011. We supported JXSB’s consistent efforts to maximize shareholder value through share repurchases and payments of special dividends. On January 18, 2018, JXSB’s sale to CNB Bank Shares, Inc. was announced.

Anchor Bancorp (“ANCB”) - We filed our original Schedule 13D reporting our position on May 7, 2012. We previously urged ANCB to maximize shareholder value by increasing share repurchases or selling the bank. We called for ANCB’s sale to the highest bidder on July 7, 2016. On August 29, 2016, we agreed not to seek board representation at the 2016 annual meeting in consideration of ANCB appointing Gordon Stephenson as a director. We believe the board acted in good faith to maximize shareholder value through ANCB’s announced sale to Washington Federal, Inc. on April 11, 2017. That acquisition was delayed due to regulatory issues at Washington Federal, Inc. On July 17, 2018, ANCB’s sale to FS Bancorp, Inc. at a higher price was announced.

Hamilton Bancorp, Inc. (“HBK”) - We filed our original Schedule 13D reporting our position on October 22, 2012. Having met with management over the years, we believe management and the board acted in good faith to maximize shareholder value through HBK’s announced sale to Orrstown Financial Services, Inc. on October 23, 2018.

II.

Oregon Trail Financial Corp. (“OTFC”) - We filed our original Schedule 13D reporting our position on December 15, 2000. In January 2001, we met with the management of OTFC to discuss our concerns that management was not maximizing shareholder value, and we proposed that OTFC voluntarily place our representative on the board. OTFC rejected our proposal, and we announced our intention to solicit proxies to elect a board nominee. We demanded OTFC’s shareholder list, but OTFC refused to give it to us. We sued OTFC in Baker County, Oregon, and the court ruled in our favor and sanctioned OTFC. We also sued two OTFC directors alleging that one had violated OTFC’s residency requirement and that the other had committed perjury. Both suits were dismissed pre-trial but we filed an appeal in one suit and were permitted to re-file the other suit in state court. On August 16, 2001, we started soliciting proxies to elect Kevin D. Padrick, Esq. to the board. We argued in our proxy materials that OTFC should have repurchased its shares at prices below book value. OTFC announced the hiring of an investment banker. Then, the day after the 9/11 attacks, OTFC sued us in Portland, Oregon and moved to invalidate our proxies; the court denied the motion and the election proceeded.

On October 12, 2001, OTFC’s shareholders elected our candidate by a two-to-one margin. In the five months after the filing of our first proxy statement (i.e., from August 1 through December 31, 2001), OTFC repurchased approximately 15% of its shares. On March 12, 2002, we entered into a standstill agreement with OTFC. OTFC agreed to: (a) achieve annual targets for return on equity, (b) reduce its current capital ratio, (c) obtain advice from an investment banker regarding annual 10% stock repurchases, (d) re-elect our director to the board, (e) reimburse a portion of our expenses, and (f) withdraw its lawsuit. On February 26, 2003, OTFC and FirstBank NW Corp. announced their merger, and the merger was completed on October 31, 2003.

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HCB Bancshares, Inc. (“HCBB”) - We filed our original Schedule 13D reporting our position on June 14, 2001. On September 4, 2001, we reported that we had entered into a standstill agreement with HCBB, under which HCBB agreed to: (a) add a director selected by us, (b) consider conducting a Dutch tender auction, (c) institute annual financial targets, and (d) retain an investment banker to explore alternatives if it did not achieve its financial targets. On October 22, 2001, our nominee, John G. Rich, Esq., was named to the board. On January 31, 2002, HCBB announced a modified Dutch tender auction to repurchase 20% of its shares. Although HCBB’s outstanding share count decreased by 33% between the filing of our original Schedule 13D and August 2003, HCBB did not achieve the financial target. On August 12, 2003, HCBB announced it had hired an investment banker to assist in exploring alternatives for maximizing shareholder value, including a sale. On January 14, 2004, HCBB announced its sale to Rock Bancshares, Inc.

SCPIE Holdings Inc. (“SKP”) - We filed our original Schedule 13D reporting our position on January 19, 2006. We announced we would run our slate of directors at the 2006 annual meeting and demanded SKP’s shareholder list. SKP initially refused to timely produce the list, but did so after we sued it in Delaware Chancery Court. We engaged in a proxy contest at the 2006 annual meeting, but SKP’s directors were elected. Subsequently on December 14, 2006, SKP agreed to place Joseph Stilwell on its board. On October 16, 2007, Mr. Stilwell resigned from SKP’s board after it approved a sale of SKP that Mr. Stilwell believed was an inferior offer. We solicited shareholder proxies in opposition to the proposed sale; however, the sale was approved, and our shares were converted in a cash deal.

American Physicians Capital, Inc. (“ACAP”) - We filed our original Schedule 13D reporting our position on November 25, 2002. The Schedule 13D disclosed that on January 18, 2002, Michigan’s Insurance Department had approved our request to solicit proxies to elect two directors to ACAP’s board. On January 29, 2002, we noticed our intention to nominate two directors at the 2002 annual meeting. On February 20, 2002, we entered into a three-year standstill agreement with ACAP, providing for ACAP to add our nominee to its board. ACAP also agreed to consider using a portion of its excess capital to repurchase ACAP’s shares in each of the fiscal years 2002 and 2003 so that its outstanding share count would decrease by 15% for each of those years. In its 2002 fiscal year, ACAP repurchased 15% of its outstanding shares; these repurchases were highly accretive to per share book value. On November 6, 2003, ACAP announced a reserve charge and that it would explore options to maximize shareholder value. It also announced that it would exit the healthcare and workers’ compensation insurance businesses. ACAP then announced that it had retained Sandler O’Neill & Partners, L.P., to assist the board. On December 2, 2003, ACAP announced the early retirement of its president and CEO. On December 23, 2003, ACAP named R. Kevin Clinton its new president and CEO.

On June 24, 2004, ACAP announced that it had decided that the best means to maximize shareholder value would be to shed non-core businesses and focus on its core business line in its core markets. We increased our holdings in ACAP, and we announced that we intended to seek additional board representation. On November 10, 2004, ACAP invited Joseph Stilwell to sit on the board, and we entered into a new standstill agreement. This agreement was terminated in November 2007, with our representatives remaining on ACAP’s board. On May 8, 2008, our representatives were re-elected to three-year terms expiring in 2011. Upon the passage of federal healthcare legislation in 2010, ACAP became concerned about the fundamentals of its business and promptly acted to assess its strategic alternatives. On October 22, 2010, ACAP was acquired by The Doctors Company, and our shares were converted in a cash deal.

Colonial Financial Services, Inc. (“COBK”) - We filed our original Schedule 13D reporting our position on August 24, 2011. On December 18, 2013, we reached an agreement with COBK to have a director of our choice appointed to its board of directors. Our representative, Corissa B. Porcelli (formerly Corissa J. Briglia), joined COBK’s board of directors on March 25, 2014. On September 10, 2014, COBK announced its sale to Cape Bancorp, Inc., and the cash/stock deal was completed on April 1, 2015.

Naugatuck Valley Financial Corporation (“NVSL”) - We filed our original Schedule 13D reporting our position on July 11, 2011. On February 13, 2014, we reported our intention to seek board representation. On March 12, 2014, we reached an agreement with NVSL for our representative to join NVSL’s board of directors and for NVSL not to seek approval for stock benefit plans. On June 4, 2015, NVSL announced its sale to Liberty Bank in Middletown, CT, and the cash deal was completed on January 15, 2016.

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Fraternity Community Bancorp, Inc. (“FRTR”) - We filed our original Schedule 13D reporting our position on April 11, 2011. We reached an agreement with FRTR, and on November 18, 2014, our representative, Corissa B. Porcelli (formerly Corissa J. Briglia), was appointed to the board of directors. On October 13, 2015, FRTR’s sale was announced, and the cash deal was completed on May 13, 2016.

Sunshine Financial, Inc. (“SSNF”) - We filed our original Schedule 13D reporting our position on April 18, 2011. We reached an agreement with SSNF, and on February 5, 2016, our representative, Corissa B. Porcelli (formerly Corissa J. Briglia), was appointed to the board of directors. On December 6, 2017, SSNF’s sale to The First Bancshares, Inc. was announced, and the cash/stock deal was completed on April 2, 2018.

Delanco Bancorp, Inc. (“DLNO”) - We filed our original Schedule 13D reporting our position on October 28, 2013. We reached an agreement with DLNO, and in May 2017, our representative, Corissa B. Porcelli (formerly Corissa J. Briglia), was appointed to the board of directors. On October 18, 2017, DLNO’s sale to First Bank was announced, and the stock deal was completed on April 30, 2018.

Poage Bankshares, Inc. (“PBSK”) - We filed our original Schedule 13D reporting our position on September 23, 2011. We believed PBSK’s board was not focused on maximizing shareholder value and nominated a director for election at PBSK’s 2014 annual meeting. Our nominee was not elected, so we nominated a director at PBSK’s 2015 annual meeting. On July 21, 2015, our nominee, Stephen S. Burchett, was elected as a director with a mandate to maximize shareholder value. Subsequently, the CEO left the company. We publicly called for PBSK’s sale, and on July 11, 2018, PBSK’s sale to City Holding Company was announced. The stock deal was completed on December 7, 2018.

HopFed Bancorp, Inc. (“HFBC”) - We filed our original Schedule 13D reporting our position on February 25, 2013. At HFBC’s May 2013 annual meeting, we nominated a director for the board of directors and strongly opposed HFBC’s agreement to purchase Sumner Bank & Trust. Our nominee won by a two to one margin, and the proposed Sumner deal was subsequently terminated in August 2013.

On May 1, 2017, we sent a letter to stockholders (filed as Exhibit 13 to the Twelfth Amendment to our Schedule 13D) detailing the extensive real estate holdings of HFBC’s CEO, John Peck, as well as numerous other conflicts of interest of both Mr. Peck and HFBC’s counsel, George M. (“Greg”) Carter, of which HFBC board members were apparently unaware. Subsequently, HFBC formed a “Special Litigation Committee” to investigate. On February 23, 2018, HFBC filed a Form 8-K reporting that although the Special Litigation Committee did not dispute the facts in the May 1 letter, it declined to recommend HFBC bring a lawsuit or remedial action against John Peck.

On May 4, 2017, we filed a complaint in the Delaware Court of Chancery against HFBC, the current members of the board of directors and one former board member, asking the Court to declare that HFBC’s prejudicial bylaw was invalid and that the directors breached their fiduciary duties. On October 4, 2017, HFBC announced it had amended the bylaw thus mooting that case. Subsequently, we filed a motion to recover our attorneys’ fees and expenses, which Vice Chancellor J. Travis Laster granted in its entirety on February 7, 2018, awarding us $610,312. In his ruling on the motion, the Judge excoriated the conduct of HFBC’s board; the full court transcript is filed as Exhibit 14 to the Fourteenth Amendment to our Schedule 13D.

On February 23, 2018, we formally demanded that HFBC’s board of directors take action against the Issuer’s attorneys, Edward B. Crosland, Jr., of Jones Walker LLP and Greg Carter of Carter & Carter Law Firm, for legal malpractice and seek damages in excess of $1 million to HFBC; our demand letter is attached as Exhibit 15 to the Fifteenth Amendment to our Schedule 13D.

Following our nomination of Mark D. Alcott in March of 2018 for election to HFBC’s board of directors to replace John Peck, we entered into a Standstill Agreement with HFBC dated April 10, 2018, whereby Mr. Alcott would be appointed to the HFBC board. The board also adopted revised compensation policies requiring HFBC to reach at least average annual performance relative to that of its peer group, or its executive officers would not receive salary raises, bonuses or perquisites.

Mr. Alcott’s appointment to the HFBC board became effective on April 18, 2018. On January 7, 2019, HFBC’s sale to First Financial Corporation was announced.

CUSIP No. 963025101	SCHEDULE 13D	Page 15 of 34

III.

FPIC Insurance Group, Inc. (“FPIC”) - We filed our original Schedule 13D reporting our position on June 30, 2003. On August 12, 2003, Florida’s Insurance Department approved our request to hold more than 5% of FPIC’s shares, to solicit proxies to hold board seats, and to exercise shareholder rights. On November 10, 2003, FPIC invited our nominee, John G. Rich, Esq., to join the board, and we signed a confidentiality agreement. On June 7, 2004, we disclosed that because FPIC had taken steps to increase shareholder value, such as multiple share repurchases, and because its market price increased and reflected fair value in our estimation, we sold our shares in the open market, decreasing our holdings below 5%. Our nominee was invited to remain on the board.

Roma Financial Corp. (“ROMA”) - We filed our original Schedule 13D reporting our position on July 27, 2006. Prior to its acquisition by Investors Bancorp, Inc., in December 2013, nearly 70% of ROMA’s shares were held by a mutual holding company controlled by ROMA’s board. In April 2007, we engaged in a proxy solicitation at ROMA’s first annual meeting, urging shareholders to withhold their vote from management’s slate. ROMA did not put their stock benefit plans up for a vote at that meeting. We then met with ROMA management. In the four months after ROMA became eligible to repurchase its shares, it announced and substantially completed repurchases of 15% of its publicly held shares, which were accretive to shareholder value. In our judgment, management came to understand the importance of proper capital allocation. Based on ROMA management’s prompt implementation of shareholder-friendly capital allocation plans, we supported management’s adoption of stock benefit plans at the 2008 shareholder meeting. In our estimation, ROMA’s market price increased and reflected fair value, and we sold our shares in the open market.

First Savings Financial Group, Inc. (“FSFG”) - We filed our original Schedule 13D reporting our position on December 29, 2008. We met with management, after which FSFG announced a stock repurchase plan and began repurchasing its shares. In December 2009, we reported that our beneficial ownership in the outstanding FSFG common stock had fallen below 5%.

Prudential Bancorp, Inc. of Pennsylvania (“PBIP”) - We filed our original Schedule 13D reporting our position on June 20, 2005. Most of PBIP’s shares were held by the Prudential Mutual Holding Company (the “MHC”), which was controlled by PBIP’s board. The MHC controlled most corporate decisions requiring a shareholder vote, such as the election of directors. However, regulations promulgated by the FDIC previously barred the MHC from voting on PBIP’s management stock benefit plans, and PBIP’s IPO prospectus indicated that the MHC would not vote on the plans. We announced in August 2005 that we would solicit proxies to oppose adoption of the plans as a referendum to place Joseph Stilwell on PBIP’s board. PBIP decided not to put the plans up for a vote at the 2006 annual meeting.

In December 2005, we solicited proxies to withhold votes on the election of directors as a referendum to place Mr. Stilwell on the board. At the 2006 annual meeting, 71% of PBIP’s voting public shares were withheld from voting on management’s nominees.

On April 6, 2006, PBIP announced that just after we had filed our Schedule 13D, it had secretly solicited a letter from an FDIC staffer (which it concealed from the public) that the MHC would be allowed to vote in favor of the management stock benefit plans. PBIP also announced a special meeting to vote on the plans. We alerted the Board of Governors of the Federal Reserve System (the “Fed”) about this announcement, and PBIP was directed to seek Fed approval before adopting the plans. On April 19, 2006, PBIP postponed the special meeting. The Fed subsequently followed the FDIC’s position in September 2006. In December 2006, we solicited proxies to withhold votes on the election of PBIP’s directors at the 2007 annual meeting. At the meeting, 75% of PBIP’s voting public shares were withheld. Also during the annual meeting, PBIP’s President and Chief Executive Officer was unable to state the meaning of per share return on equity despite Mr. Stilwell’s holding up a $10,000 check for the charity of the CEO’s choice if he could promptly answer the question. On March 7, 2007, we disclosed that we were publicizing the results of PBIP’s elections and its directors’ unwillingness to hold a democratic vote on the stock plans by placing billboard advertisements throughout Philadelphia.

In December 2007, we filed proxy materials for the solicitation of proxies to withhold votes on the election of PBIP’s directors at the 2008 annual meeting. At the 2008 annual meeting, an average of 77% of PBIP’s voting public shares withheld their votes. Excluding shares held in PBIP’s ESOP, an average of 88% of the voting public shares withheld their votes in this election.

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On October 4, 2006, we sued PBIP, the MHC, and the directors of PBIP and the MHC in federal court in Philadelphia seeking an order to prevent the MHC from voting in favor of the management stock benefit plans. On August 15, 2007, the court dismissed some claims, but sustained our cause of action against the MHC as majority shareholder of PBIP for breach of fiduciary duties. Discovery proceeded and all the directors were deposed. Both sides moved for summary judgment, but the court ordered the case to trial, which was scheduled for June 2008. On May 22, 2008, we voluntarily discontinued the lawsuit after determining that it would be more effective and appropriate to pursue the directors on a personal basis in a derivative action. On June 11, 2008, we filed a notice to appeal certain portions of the lower court’s August 15, 2007, order dismissing portions of the lawsuit.

We entered into a settlement agreement and an expense agreement with PBIP in November 2008 under which we agreed to support PBIP’s management stock benefit plans, drop our litigation and withdraw our shareholder demand, and generally support management; and in exchange, PBIP agreed, subject to certain conditions, to repurchase up to three million of its shares (including shares previously purchased), reimburse a portion of our expenses, and either adopt a second step conversion or add our nominee who meets certain qualification requirements to its board if the repurchases were not completed by a specified time. On March 5, 2010, we reported that our ownership in PBIP had dropped below 5% as a result of open market sales and sales of common stock to PBIP.

United Insurance Holdings Corp. (“UIHC”) - We filed our original Schedule 13D reporting our position on September 29, 2011. On December 17, 2012, we disclosed that we sold shares in the open market, decreasing our holdings below 5%.

Home Federal Bancorp, Inc. of Louisiana (“HFBL”) - We filed our original Schedule 13D reporting our position on January 3, 2011. We believe management and the board acted in good faith and took steps to increase shareholder value, such as multiple share repurchases. In our estimation, HFBL’s market price increased and reflected fair value; on February 7, 2013, we disclosed that we sold shares in the open market, decreasing our holdings below 5%.

Standard Financial Corp. (“STND”) - We filed our original Schedule 13D reporting our position on October 18, 2010. We believe management and the board acted in good faith and took steps to increase shareholder value, such as multiple share repurchases. In our estimation, STND’s market price increased and reflected fair value; on March 19, 2013, we disclosed that we sold our shares in the open market, decreasing our holdings below 5%.

Alliance Bancorp, Inc. of Pennsylvania (“ALLB”) - We filed our original Schedule 13D reporting our position on March 12, 2009. When we announced our reporting position, a majority of ALLB’s shares were held by a mutual holding company controlled by ALLB’s board. However, on August 11, 2010, ALLB announced its intention to undertake a second step offering, selling all shares to the public. The plan of conversion and reorganization was approved by depositors at a special meeting held December 29, 2010. We strongly supported ALLB’s action. Following completion of the conversion of Alliance Bank from the mutual holding company structure to the stock holding company structure, we increased our stake with the belief that shareholders and ALLB would do well if management focused on profitability. We believe management and the board acted in good faith and took steps to increase shareholder value, such as multiple share repurchases. In our estimation, ALLB’s market price increased and reflected fair value; on November 21, 2013, we disclosed that we sold shares in the open market, decreasing our holdings below 5%.

ASB Bancorp, Inc. (“ASBB”) - We filed our original Schedule 13D reporting our position on October 24, 2011. On August 23, 2013, we met with management to assess the best way to maximize shareholder value. We believe management and the board acted in good faith by cleaning up non-performing assets and repurchasing shares, and ASBB’s market price increased to reflect fair value. On July 18, 2014, we disclosed that we sold our shares to ASBB.

United Community Bancorp (“UCBA”) - We filed our original Schedule 13D reporting our position on January 22, 2013. We believe management and the board acted in good faith and took steps to increase shareholder value, such as multiple share repurchases. In our estimation, UCBA’s market price increased to reflect fair value; on November 9, 2015, we disclosed that we sold shares to UCBA, decreasing our holdings below 5%.

West End Indiana Bancshares, Inc. (“WEIN”) - We filed our original Schedule 13D reporting our position on January 19, 2012. We believe management and the board acted in good faith and took steps to increase shareholder value, such as multiple share repurchases. In our estimation, WEIN’s market price increased to reflect fair value; on November 12, 2015, we disclosed that we sold our shares in the open market.

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William Penn Bancorp, Inc. (“WMPN”) - We filed our original Schedule 13D reporting our position on May 23, 2008. A majority of WMPN’s shares are held by a mutual holding company controlled by WMPN’s board. We met with management and the board to explain our views on proper capital allocation and following the financial crisis, we continued to urge WMPN to take the steps necessary to maximize shareholder value. On December 3, 2014, WMPN announced and subsequently completed its plan to repurchase 10% of its shares outstanding and further completed several additional share repurchases. We believe management and the board acted in good faith to maximize shareholder value through shareholder-friendly capital allocation; on April 11, 2016, we disclosed that we sold shares in the open market, decreasing our holdings below 5%.

First Financial Northwest, Inc. (“FFNW”) – We filed our original Schedule 13D reporting our position on September 12, 2011. At the Company’s 2012 annual meeting, we solicited an overwhelming majority of shareholder votes for our nominee based on our position that Victor Karpiak (then Chairman and CEO) should be removed from the Company and board. After the Company pushed to have our votes invalidated, we sued to enforce our rights. In 2013, we settled with the Company. Our nominee, Kevin Padrick, was seated on the board, and Mr. Karpiak resigned as Chairman. The board later replaced Mr. Karpiak as CEO. We filed two additional lawsuits arising from the invalidation of our votes at the 2012 election, both of which we settled.

Since 2013, we believed management and the board acted in good faith by cleaning up non-performing assets and reaching a moderate level of profitability, and they maximized shareholder value by repurchasing in excess of 40% of FFNW’s shares. In our estimation, FFNW’s market price increased to reflect fair value; on October 11, 2016, we disclosed that we sold our shares in the open market. Kevin Padrick continued to serve on the board.

Alamogordo Financial Corp. (“ALMG”) - We filed our original Schedule 13D reporting our position on May 11, 2015. We urged management and the board to provide meaningful returns to shareholders either through a second-step conversion or by effectuating a shareholder-friendly capital allocation program. On March 7, 2016, ALMG announced and later completed a second-step conversion which we believe maximized shareholder value. On October 14, 2016, we disclosed that we sold shares of the converted Company, Bancorp 34, Inc., in the open market, decreasing our holdings below 5%.

Malvern Bancorp, Inc. (“MLVF”) - We filed our original Schedule 13D reporting our position on May 30, 2008. When we announced our reporting position, a majority of MLVF’s shares were held by a mutual holding company controlled by MLVF’s board. On October 26, 2010, we demanded that MLVF pursue a derivative action against its directors for breach of their fiduciary duties. MLVF failed to pursue the action and, on June 3, 2011, we sued MLVF’s directors in Chester County, Pennsylvania, demanding that the court, among other things, order the directors to properly consider pursuing a second step conversion. On November 9, 2011, Judge Howard F. Riley Jr. overruled the director defendants’ preliminary objections to the derivative lawsuit.

On January 17, 2012, MLVF announced its intention to undertake a second step conversion and we withdrew the lawsuit. The conversion and stock offering were completed on October 11, 2012, and our shares were converted into shares of Malvern Bancorp, Inc. On September 5, 2013, we notified MLVF of our intention to nominate John P. O’Grady for election as a director at its 2014 annual meeting, but we later reached an agreement with MLVF for Mr. O’Grady to join its board of directors and executed a standstill agreement. Subsequently, MLVF’s long-standing CEO resigned, its chairman of the board stepped down and several directors resigned from the board of directors. On November 25, 2014, we terminated our standstill agreement with MLVF, including the agreement’s performance targets. John P. O’Grady continued to serve as an independent director on the board but no longer as our nominee.

After meeting with the new CEO and the new chairman of the board, we believed that management and the board of directors were focused on maximizing shareholder value and were successful in doing so. On December 7, 2016, we disclosed that we sold shares in the open market, decreasing our holdings below 5%.

FSB Community Bankshares, Inc. (“FSBC”) - We filed our original Schedule 13D reporting our position on October 26, 2015. We urged management and the board to provide meaningful returns to shareholders either through a second-step conversion or by effectuating a shareholder-friendly capital allocation program. On March 3, 2016, FSBC announced and later completed a second-step conversion which we believe maximized shareholder value. On December 9, 2016, we disclosed that we sold shares of the converted Company, FSB Bancorp, Inc., in the open market, decreasing our holdings below 5%.

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Pinnacle Bancshares, Inc. (“PCLB”) - We filed our original Schedule 13D reporting our position on September 23, 2014. On November 14, 2014, PCLB announced the continuation of its share repurchase plan and announced a new repurchase plan on May 25, 2016. We believe management and the board acted in good faith to maximize shareholder value through multiple share repurchases. On December 13, 2016, we disclosed that we sold our shares in the open market.

Sugar Creek Financial Corp. (“SUGR”) - We filed our original Schedule 13D reporting our position on April 21, 2014. We believe management and the board acted in good faith to maximize shareholder value through share repurchases. In our estimation, SUGR’s market price increased to reflect fair value; on July 28, 2017, we disclosed that we sold our shares in the open market.

Provident Financial Holdings, Inc. (“PROV”) - We filed our original Schedule 13D reporting our position on October 7, 2011. We supported PROV’s consistent efforts to maximize shareholder value through a meaningful number of share repurchases. In our estimation, PROV’s market price increased and reflected fair value; on September 25, 2017, we disclosed that we sold shares in the open market, decreasing our holdings below 5%.

IV.

Kingsway Financial Services Inc. (“KFS”) - We filed our original Schedule 13D reporting our position on November 7, 2008. We requested a meeting with KFS’s CEO and chairman to discuss ways to maximize shareholder value and minimize both operational and balance sheet risks, but the CEO was unresponsive. We then requisitioned a special shareholder meeting to remove the CEO and chairman from the KFS board and replace them with our two nominees. On January 7, 2009, we entered into a settlement agreement with KFS whereby, among other things, the CEO resigned from the KFS board and KFS expanded its board from nine to ten seats and appointed our nominees to fill the two vacant seats. By April 23, 2009, the board was reconstituted with just three of the original ten legacy directors remaining. Also, Joseph Stilwell was appointed to fill the vacancy created by the resignation of one of our nominees, and our other nominee was elected chairman of the board. In addition, the board fired the CEO and CFO for incompetence and insubordination. By November 3, 2009, all of the legacy directors had resigned from the board.

Since then, Joseph Stilwell has remained on the board, and KFS has sold non-core assets, repurchased public debt at a discount to face value, sold a credit-sensitive asset, disposed of its subsidiary Lincoln General, substantially reduced its expenses, and reduced other balance sheet and operations risks. On May 24, 2018, the Stilwell Group announced it would withhold its proxy votes on the reelection of the then current CEO at the KFS annual meeting. Although the CEO was reelected to the board, the board announced on September 5, 2018, a CEO transition in which he would no longer serve as CEO. The KFS board appointed John T. Fitzgerald as the new CEO to execute its warranty segment strategy.

MB Bancorp, Inc. (“MBCQ”) - We filed our original Schedule 13D reporting our position on January 9, 2015. We urged management and the board to repurchase shares, and on March 30, 2016, MBCQ announced and subsequently completed its plan to repurchase an initial 10% of its shares outstanding. We urged management and the board to complete the existing 5% share repurchase plan and put MBCQ up for sale when permitted in January 2018. On February 20, 2018, we reached an agreement with MBCQ, and our representative, Corissa B. Porcelli (formerly Corissa J. Briglia), was appointed to the board of directors.

V.

Wayne Savings Bancshares, Inc. (“WAYN”) - We filed our original Schedule 13D reporting our position on October 8, 2010. In 2014, we supported H. Stewart Fitz Gibbon III’s appointment as CEO and as a director on the board. We believed management and the board were acting in good faith to position WAYN to maximize shareholder value. When the board announced Mr. Fitz Gibbon’s unexplained resignation on December 20, 2016, we nominated a director for election at WAYN’s 2017 annual meeting. We lost by a narrow margin.

We nominated a director for election at WAYN’s 2018 annual meeting with the belief that there have been multiple suitors interested in acquiring WAYN, and that the board has a duty to evaluate strategic alternatives to maximize shareholder value. Our nominee was not elected.

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Due to projected and achieved Return on Equity (ROE) targets since WAYN’s 2018 annual meeting, we will not seek board representation in 2019.

Sound Financial, Inc. (“SFBC”) – We filed our original Schedule 13D reporting our position on November 21, 2011. We urged management and the board to pursue a second step conversion. On August 22, 2012, Sound Financial Bancorp, Inc. (“SFBC”) announced completion of its second step conversion and our shares of SNFL were converted into shares of SFBC. We support SFBC’s consistent efforts to maximize shareholder value.

IF Bancorp, Inc. (“IROQ”) - We filed our original Schedule 13D reporting our position on March 5, 2012. We believe IROQ is positioned to consistently repurchase its shares, and we have urged management and the board to do so. We believe IROQ must increase its rate of share repurchases while the shares remain below book value.

Carroll Bancorp, Inc. (“CROL”) - We filed our original Schedule 13D reporting our position on March 17, 2014. We are evaluating management and the board’s actions regarding maximizing shareholder value. CROL deregistered its shares of common stock effective in 2017.

Central Federal Bancshares, Inc. (“CFDB”) - We filed our original Schedule 13D reporting our position on January 25, 2016. We will urge management and the board to repurchase shares as soon as CFDB is permitted.

First Advantage Bancorp (“FABK”) - We filed our original Schedule 13D reporting our position on March 20, 2017. We believe management and the board will act in good faith to maximize shareholder value over the long term. FABK deregistered its shares of common stock effective in 2013.

CIB Marine Bancshares, Inc. (“CIBH”) – We believe management and the board are acting in good faith to maximize shareholder value. CIBH deregistered its shares of common stock effective in 2012.

West Town Bancorp, Inc. (“WTWB”) – We believe management and the board are acting in good faith to maximize shareholder value. WTWB deregistered its shares of common stock effective in 2003.

VI.

Ben Franklin Financial, Inc. (“BFFI”) - We filed our original Schedule 13D reporting our position on February 9, 2015. We urged management and the board to repurchase shares as soon as BFFI was permitted. We now believe BFFI should be sold and intend to gain board representation at BFFI’s 2019 annual meeting.

Alcentra Capital Corp (“ABDC”) - We filed our original Schedule 13D reporting our position on December 28, 2017. We informed management at a meeting on January 5, 2018, and reiterated several times throughout the year, that if ABDC did not repurchase 10% of its shares in 2018, we would aggressively seek board representation. They did not do so. On January 25, 2019, we announced our nominees and alternate nominee for ABDC’s 2019 election of directors. On April 16, 2019, we sent a letter to shareholders (available at http://www.okapivote.com/alcentra) detailing the reasons why we believe ABDC should be liquidated or sold.

CUSIP No. 963025101	SCHEDULE 13D	Page 20 of 34

VII.

NorthEast Community Bancorp, Inc. (“NECB”) - We filed our original Schedule 13D reporting our position on November 5, 2007. A majority of NECB’s shares are held by a mutual holding company controlled by NECB’s board. We opposed the grant of an equity incentive plan for the NECB board, and to this day, the board and management have not received such a plan. In July of 2010, we delivered a written demand to NECB demanding to inspect its shareholder list, but NECB refused to supply us with the list. We sued NECB in federal court in New York seeking an order compelling compliance. In August of 2010, NECB produced the list of shareholders to us. In the fall of 2011, we sent a letter to NECB’s board of directors demanding that NECB expand the board with disinterested directors to consider a second step conversion. In October of 2011, we filed a lawsuit in New York state court against NECB, the mutual holding company, and their boards of directors, personally and derivatively, for breach of fiduciary duty arising out of failure to fairly consider a second step conversion and alleging conflict of interest. During the course of a protracted litigation, we deposed every named director including a former director. Although the New York trial court judge agreed with us in partially granting our motion for summary judgment and finding that upon trial the defendants would bear the burden of the entire fairness standard, the First Department reversed on other grounds; the New York Court of Appeals declined to hear our appeal. NECB deregistered its shares of common stock effective in 2016.

Seneca-Cayuga Bancorp, Inc. (“SCAY”) - We filed our original Schedule 13D reporting our position on September 15, 2014. SCAY deregistered its shares of common stock effective in 2009. We believed SCAY was positioned to provide meaningful returns to its shareholders either through a second-step conversion or by effectuating a shareholder-friendly capital allocation program. We encouraged management and the board to choose the path that would maximize shareholder value, but they chose neither path. On January 29, 2018, we served a letter to the board demanding that SCAY undertake a second-step conversion. Subsequent to our letter, SCAY announced its merger with a smaller mutual.

Item 5. Interest in Securities of the Issuer

The members of the Stilwell Group beneficially own an aggregate of 955,753 shares of Common Stock, consisting of (i) 882,099 shares of Common Stock owned of record and (ii) 73,654 shares of Common Stock which are issuable upon the conversion of 49,967 shares of Series D Preferred Stock. The percentages reported herein for the Stilwell Group are calculated based on the number of outstanding shares of Common Stock, 9,693,271, reported as the number of outstanding shares as of April 30, 2019, in the Issuer’s Form 10-Q filed with the Securities and Exchange Commission on May 2, 2019 (the “Quarterly Report”), plus the 73,654 shares of Common Stock issuable upon the conversion of the Series D Preferred Stock, as applicable. Rodney Atamian beneficially owns an aggregate of 1,687 shares of Common Stock, which are issuable upon the conversion of 2,700 shares of Series B Preferred Stock. The percentages reported herein for Rodney Atamian are calculated based on the number of outstanding shares of Common Stock, 9,693,271, reported as the number of outstanding shares as of April 30, 2019, in the Quarterly Report, plus the 1,687 shares of Common Stock issuable upon the conversion of the Series B Preferred Stock, as applicable. The purchases and sales of Common Stock reported in this item, if any, were made in open-market transactions.

CUSIP No. 963025101	SCHEDULE 13D	Page 21 of 34

(A)	Stilwell Value Partners VII

(a)	Aggregate number of shares beneficially owned: 955,753

Percentage: 9.8%

(b)	1. Sole power to vote or to direct vote: 0

2. Shared power to vote or to direct vote: 955,753

3. Sole power to dispose or to direct the disposition: 0

4. Shared power to dispose or to direct disposition: 955,753

(c)	Stilwell Value Partners VII has not purchased or sold shares of Common Stock within the past 60 days.

(d)	Because he is the managing member and owner of Stilwell Value LLC, which is the general partner of Stilwell Value Partners VII, Joseph Stilwell has the power to direct the affairs of Stilwell Value Partners VII, including the voting and disposition of shares of Common Stock held in the name of Stilwell Value Partners VII. Therefore, Joseph Stilwell is deemed to share voting and disposition power with Stilwell Value Partners VII with regard to those shares of Common Stock.

(B)	Stilwell Activist Fund

(a)	Aggregate number of shares beneficially owned: 955,753

Percentage: 9.8%

(b)	1. Sole power to vote or to direct vote: 0

2. Shared power to vote or to direct vote: 955,753

3. Sole power to dispose or to direct the disposition: 0

4. Shared power to dispose or to direct disposition: 955,753

(c)	Stilwell Activist Fund has not purchased or sold shares of Common Stock within the past 60 days.

(d)	Because he is the managing member and owner of Stilwell Value LLC, which is the general partner of Stilwell Activist Fund, Joseph Stilwell has the power to direct the affairs of Stilwell Activist Fund, including the voting and disposition of shares of Common Stock held in the name of Stilwell Activist Fund. Therefore, Joseph Stilwell is deemed to share voting and disposition power with Stilwell Activist Fund with regard to those shares of Common Stock.

CUSIP No. 963025101	SCHEDULE 13D	Page 22 of 34

(C)	Stilwell Activist Investments

(a)	Aggregate number of shares beneficially owned: 955,753

Percentage: 9.8%

(b)	1. Sole power to vote or to direct vote: 0

2. Shared power to vote or to direct vote: 955,753

3. Sole power to dispose or to direct the disposition: 0

4. Shared power to dispose or to direct disposition: 955,753

(c)	Stilwell Activist Investments is a party to a Swap Agreement (as defined and described in Item 6 below). Schedule B, attached hereto and incorporated herein by reference, sets forth the transactions in the Issuer’s securities made pursuant to the Swap Agreement. Stilwell Activist Investments has not purchased or sold shares of Common Stock within the past 60 days.

(d)	Because he is the managing member and owner of Stilwell Value LLC, which is the general partner of Stilwell Activist Investments, Joseph Stilwell has the power to direct the affairs of Stilwell Activist Investments, including the voting and disposition of shares of Common Stock held in the name of Stilwell Activist Investments. Therefore, Joseph Stilwell is deemed to share voting and disposition power with Stilwell Activist Investments with regard to those shares of Common Stock.

(D)	Stilwell Value LLC

(a)	Aggregate number of shares beneficially owned: 955,753

Percentage: 9.8%

(b)	1. Sole power to vote or to direct vote: 0

2. Shared power to vote or to direct vote: 955,753

3. Sole power to dispose or to direct the disposition: 0

4. Shared power to dispose or to direct disposition: 955,753

(c)	Stilwell Value LLC has made no purchases, sales or transfers of shares of Common Stock.

(d)	Because he is the managing member and owner of Stilwell Value LLC, Joseph Stilwell has the power to direct the affairs of Stilwell Value LLC. Stilwell Value LLC is the general partner of Stilwell Value Partners VII, Stilwell Activist Fund, and Stilwell Activist Investments. Therefore, Stilwell Value LLC may be deemed to share with Joseph Stilwell voting and disposition power with regard to the shares of Common Stock held by Stilwell Value Partners VII, Stilwell Activist Fund, and Stilwell Activist Investments.

(E)	Joseph Stilwell

(a)	Aggregate number of shares beneficially owned: 955,753

Percentage: 9.8%

(b)	1. Sole power to vote or to direct vote: 0

2. Shared power to vote or to direct vote: 955,753

3. Sole power to dispose or to direct the disposition: 0

4. Shared power to dispose or to direct disposition: 955,753

CUSIP No. 963025101	SCHEDULE 13D	Page 23 of 34

(c)	Joseph Stilwell has made no purchases, sales or transfers of shares of Common Stock.

(F)	Rodney Atamian

(a)	Aggregate number of shares beneficially owned: 1,687

Percentage: 0.0%

(b)	1. Sole power to vote or to direct vote: 1,687

2. Shared power to vote or to direct vote: 0

3. Sole power to dispose or to direct the disposition: 1,687

4. Shared power to dispose or to direct disposition: 0

(c)	Rodney Atamian has not purchased or sold shares of Series B Preferred Stock or Common Stock within the past 60 days.

Item 6. Contracts, Arrangements, Understandings or Relationships With Respect to Securities of the Issuer

On May 2, 2019, the Stilwell Group entered into a nominee agreement (the “Additional Nominee Agreement”) with Rodney Atamian (the “Additional Nominee”), pursuant to which the Additional Nominee has agreed, should the Stilwell Group so elect, to stand for election to the Issuer’s board of directors at the Issuer’s 2019 annual stockholder meeting and to serve as director if elected. Pursuant to the Additional Nominee Agreement, the Stilwell Group has agreed to (i) reimburse all of Additional Nominee’s actual out-of-pocket expenses incurred in connection with the nomination process and (ii) indemnify Additional Nominee for any damages and expenses incurred in connection with his nomination for director of the Issuer. The foregoing summary of the Additional Nominee Agreement is qualified in its entirety by reference to the full text of the Additional Nominee Agreement, a copy of which is filed as Exhibit 18 to the Fourteenth Amendment and is incorporated by reference herein.

On April 10, 2019, Joseph Stilwell delivered a written consent (the “Consent of Proposed Nominee”) to the Stilwell Group to be named in the Stilwell Group’s proxy statement and to serve on the Issuer’s board of directors if elected. A copy of the Consent of Proposed Nominee is filed as Exhibit 12 to the Thirteenth Amendment and is incorporated by reference herein.

On April 10, 2019, the Stilwell Group entered into separate nominee agreements (each, a “Nominee Agreement” and, collectively, the “Nominee Agreements”) with Michelle D. Bergman, Kerry G. Campbell, Corissa B. Porcelli and Paula J. Poskon (collectively, the “Nominees”), pursuant to which each Nominee has agreed, should the Stilwell Group so elect, to stand for election to the Issuer’s board of directors at the Issuer’s 2019 annual stockholder meeting and to serve as director if elected. Pursuant to the Nominee Agreements, the Stilwell Group has agreed to (i) reimburse all of each Nominee’s actual out-of-pocket expenses incurred in connection with the nomination process and (ii) indemnify each Nominee for any damages and expenses incurred in connection with her or his nomination for director of the Issuer. The foregoing summary of the Nominee Agreements is qualified in its entirety by reference to the full text of the Nominee Agreements, copies of which are filed as Exhibits 13, 14, 15 and 16 to the Thirteenth Amendment and are incorporated by reference herein.

Stilwell Activist Investments entered into a certain cash-settled total return swap agreement, effective as of January 22, 2019 (the “Swap Agreement”), pursuant to which it purchased certain cash-settled swaps (the “Swaps”) constituting economic exposure to notional shares of the Series D Preferred Stock with maturity dates of March 1, 2022. The Swaps provide Stilwell Activist Investments with economic results that are comparable to the economic results of ownership but do not provide it with the power to vote or direct the voting or dispose of or direct the disposition of the shares of the Series D Preferred Stock that are the subject of the Swaps. Pursuant to the Swaps, Stilwell Activist Investments, as of July 8, 2019, had an aggregate economic exposure of 167,115 shares of the Series D Preferred Stock (representing approximately 4.64% of the outstanding shares of Series D Preferred Stock on the same basis).

CUSIP No. 963025101	SCHEDULE 13D	Page 24 of 34

Other than the Additional Nominee Agreement, Consent of Proposed Nominee, the Nominee Agreements, and the Swap Agreement, all as described above, and the Amended Joint Filing Agreement filed as Exhibit 17 to the Fourteenth Amendment, there are no contracts, arrangements, understandings or relationships among the persons named in Item 2 hereof and between such persons and any person with respect to any securities of the Issuer, including but not limited to transfer or voting of any of the securities, finders’ fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, divisions of profits or losses, or the giving or withholding of proxies, except for sharing of profits. Stilwell Value LLC, in its capacity as general partner of Stilwell Value Partners VII, Stilwell Activist Fund, Stilwell Activist Investments, and Joseph Stilwell, in his capacities as the managing member and owner of Stilwell Value LLC, are entitled to an allocation of a portion of profits.

See Items 1 and 2 above regarding disclosure of the relationships between members of the 13D Group, which disclosure is incorporated herein by reference.

CUSIP No. 963025101	SCHEDULE 13D	Page 25 of 34

Item 7. Material to be Filed as Exhibits

Exhibit No.	Description
1	Joint Filing Agreement, dated July 3, 2017, filed with the Original Schedule 13D
2	Consent of Proposed Nominee, dated November 30, 2017, with Nominee Joseph D. Stilwell, filed with the Second Amendment
3	Nominee Agreement, dated November 30, 2017, with Nominee Paula J. Poskon, filed with the Second Amendment
4	Nominee Agreement, dated November 30, 2017, with Nominee Corissa B. Porcelli (formerly Corissa J. Briglia), filed with the Second Amendment
5	Letter to the Shareholders of the Issuer, dated June 22, 2018, filed with the Fifth Amendment
6	Letter to the Shareholders of the Issuer, dated July 9, 2018, filed with the Seventh Amendment
7	Letter to the Shareholders of the Issuer, dated July 24, 2018, filed with the Eighth Amendment
8	Letter to the Shareholders of the Issuer, dated August 16, 2018, filed with the Ninth Amendment
9	Letter to the Shareholders of the Issuer, dated September 5, 2018, filed with the Tenth Amendment
10	Letter to the Shareholders of the Issuer, dated September 18, 2018, filed with the Eleventh Amendment
11	Photograph of sign, dated October 29, 2018, filed with the Twelfth Amendment
12	Consent of Proposed Nominee, dated April 10, 2019, with Nominee Joseph D. Stilwell, filed with the Thirteenth Amendment
13	Nominee Agreement, dated April 10, 2019, with Nominee Michelle D. Bergman, filed with the Thirteenth Amendment
14	Nominee Agreement, dated April 10, 2019, with Nominee Kerry G. Campbell, filed with the Thirteenth Amendment
15	Nominee Agreement, dated April 10, 2019, with Nominee Corissa B. Porcelli, filed with the Thirteenth Amendment
16	Nominee Agreement, dated April 10, 2019, with Nominee Paula J. Poskon, filed with the Thirteenth Amendment
17	Amended Joint Filing Agreement, dated May 2, 2019, filed with the Fourteenth Amendment
18	Nominee Agreement, dated May 2, 2019, with Nominee Rodney S. Atamian, filed with the Fourteenth Amendment
19	Letter to the Shareholders of the Issuer, dated July 8, 2019

CUSIP No. 963025101	SCHEDULE 13D	Page 26 of 34

SIGNATURES

After reasonable inquiry and to the best of our knowledge and belief, we certify that the information set forth in this statement is true, complete and correct.

Date: July 8, 2019

STILWELL VALUE PARTNERS VII, L.P.

By:	STILWELL VALUE LLC
General Partner

/s/ Megan Parisi
	By:	Megan Parisi
Member

STILWELL ACTIVIST FUND, L.P.

By:	STILWELL VALUE LLC
General Partner

/s/ Megan Parisi
	By:	Megan Parisi
Member

STILWELL ACTIVIST INVESTMENTS, L.P.

By:	STILWELL VALUE LLC
General Partner

/s/ Megan Parisi
	By:	Megan Parisi
Member

STILWELL VALUE LLC

/s/ Megan Parisi
By:	Megan Parisi
Member

JOSEPH STILWELL

/s/ Joseph Stilwell*
Joseph Stilwell

RODNEY ATAMIAN
/s/ Rodney Atamian
Rodney Atamian

*/s/ Megan Parisi
Megan Parisi
Attorney-In-Fact

CUSIP No. 963025101	SCHEDULE 13D	Page 27 of 34

Exhibit 19

The Stilwell Group 111 Broadway, 12th Floor New York, NY 10006 (212) 269-1551 Info@StilwellGroup.COM July 8, 2019 Dear Fellow Owner, We are the largest shareholder of WHLR. We have nominated six directors for election at the 2019 Annual Meeting of Shareholders. For some reason, the board has not set the meeting date. We believe significant change is required at WHLR. The accompanying slides explain our position. Sincerely,  /s/ Megan Parisi Megan Parisi 917-881-807 mparisi@stilwellgroup.com Enclosure

CUSIP No. 963025101	SCHEDULE 13D	Page 28 of 34

WHLR’s Board has Failed Shareholders Price Returns Since WHLR IPO1 WHLR Common Stock -97% Average REIT2 45% S&P 500 Index 116% We believe WHLR’s directors have mismanaged the Company at the expense of shareholders. WHLR director failures: Empty promises (“WHLR 2.0”) High overhead costs relative to peers Excessive compensation Appalling capital allocation Inability to set and maintain a suitable dividend Broken corporate governance Change is required.1 – Price returns on the WHLR common stock, the average REIT (MSCI U.S. REIT Index – see note 2) and the S&P 500 Index, according to S&P Global Market Intelligence, from WHLR’s first day of public trading, November 19, 2012, through July 5, 2019. 2 – Reflects the performance of the MSCI U.S. REIT Index which, according to a factsheet available on https://www.msci.com/msci-us-reit-index, represents about 99% of the U.S. REIT universe and is comprised of equity REITs with core real estate exposure (i.e., the index excludes mortgage REITs and some specialized REITs.) The Stilwell Group Maximizing Shareholder Value

CUSIP No. 963025101	SCHEDULE 13D	Page 29 of 34

Empty Promises Immediately after Jon Wheeler’s termination on January 29, 2018, WHLR began its supposed “turnaround.” Almost a year and a half has passed, yet Management and the Board have not made meaningful progress. WHLR’s Goals – Version 2.0* (January 30, 2018 and On…)   What Actually Happened Independent Chairman Appointed an independent director as Chairman; he resigned on May 20, 2019 Return a Sustainable Dividend Failed to reinstate the common dividend; additionally suspended all preferred dividends Reduce Debt Reduced $379M of debt outstanding by only $19M1 Sell Non-Core Assets Raised only $8.7M2 of net proceeds selling assets and recognized a $3.9M3 impairment on for-sale properties Reduce G&A, In Line with Peers Reduced headcount by only 1 FTE4 Shareholder Value The Board has failed *Source: WHLR’s September 2018 Company Presentation in a Form 8-K, filed with the SEC on September 11, 2018. 1 – Given the lack of full disclosure by the Company, we had to piece together these calculations based on WHLR’s total principal balance at December 31, 2017 and additional debt related to the JANAF acquisition on January 18, 2018, both of which are reported in Item 1 of WHLR’s Quarterly Report on Form 10-Q, filed with the SEC on May 9, 2018, pp. 20-21, and WHLR’s total principal balance at March 31, 2019, as reported in Item 1 of WHLR’s Quarterly Report on Form 10-Q, filed with the SEC on May 2, 2019, p. 18. 2 – Based on dispositions reported in Item 7 of WHLR’s Annual Report on Form 10-K, filed with the SEC on February 28, 2019, p. 38, and Item 1 of WHLR’s Quarterly Report on Form 10-Q, filed with the SEC on May 2, 2019, p. 16. 3 – Impairment charge for the year ended December 31, 2018 on WHLR’s undeveloped land parcels classified as held for sale, as reported in Item 7 of WHLR’s Annual Report on Form 10-K, filed with the SEC on February 28, 2019, pp. 41-42. 4 – For the year ended December 31, 2017, WHLR had 53 full-time employees, as reported in Item 1 of WHLR’s Annual Report on Form 10-K, filed with the SEC on March 7, 2018, p. 2. Subsequently, on January 23 and 29, 2018, the employment of WHLR’s then-CFO and then-CEO terminated, respectively, as reported in Item 11 of WHLR’s Annual Report on Form 10-K, filed with the SEC on March 7, 2018, p. 73. For the year ended December 31, 2018, WHLR had 50 full-time employees, as reported in Item 1 of WHLR’s Annual Report on Form 10-K, filed with the SEC on February 28, 2019, p. 2. The Stilwell Group Maximizing Shareholder Value

CUSIP No. 963025101	SCHEDULE 13D	Page 30 of 34

WHLR Needs New Directors We have nominated for election 6 directors at the 2019 Annual Meeting: WHLR Common Stock Price (97%1 decline from IPO)   Source: S&P Global Market Intelligence 1 – Our calculation, according to S&P Global Market Intelligence, is based on the $6/share closing price of WHLR on its first day of public trading, November 19, 2012 (adjusted to $48/share due to the 1-for-8 reverse stock split on March 31, 2017), and the $1.50/share closing price on July 5, 2019. The Stilwell Group Maximizing Shareholder Value

CUSIP No. 963025101	SCHEDULE 13D	Page 31 of 34

DISCLAIMER THIS PRESENTATION IS FOR DISCUSSION AND INFORMATIONAL PURPOSES ONLY. THE VIEWS EXPRESSED HEREIN REPRESENT THE OPINIONS OF STILWELL ACTIVIST INVESTMENTS, L.P. AND ITS AFFILIATES (COLLECTIVELY, “STILWELL”), AND ARE BASED ON PUBLICLY AVAILABLE INFORMATION WITH RESPECT TO WHEELER REAL ESTATE INVESTMENT TRUST, INC. (THE “COMPANY”), INCLUDING FILINGS MADE BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND OTHER SOURCES. THIS PRESENTATION DOES NOT CONSIDER IN ANY MANNER THE SPECIFIC INVESTMENT OBJECTIVE, FINANCIAL SITUATION, SUITABILITY, OR THE PARTICULAR NEED OF ANY SPECIFIC PERSON WHO MAY RECEIVE THIS PRESENTATION, AND SHOULD NOT BE TAKEN AS ADVICE ON THE MERITS OF ANY INVESTMENT DECISION WITH RESPECT TO THE COMPANY OR ANY OTHER PERSON. THIS PRESENTATION DOES NOT PURPORT TO CONTAIN ALL OF THE INFORMATION THAT MAY BE RELEVANT TO AN EVALUATION OF THE COMPANY, ITS SECURITIES OR THE MATTERS DESCRIBED HEREIN. EACH RECIPIENT SHOULD CONSULT HIS/HER OWN COUNSEL, TAX AND FINANCIAL ADVISERS AS TO THE LEGAL AND RELATED MATTERS CONCERNING THE INFORMATION CONTAINED HEREIN. THIS PRESENTATION IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OR RELATED FINANCIAL INSTRUMENTS OF THE COMPANY OR ANY OTHER PERSON IN ANY JURISDICTION. NO REPRESENTATION, WARRANTY OR UNDERTAKING, EXPRESS OR IMPLIED, IS GIVEN AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION OR VIEWS CONTAINED HEREIN. STILWELL EXPRESSLY DISCLAIMS ANY LIABILITY WHICH MAY ARISE FROM THIS PRESENTATION AND ANY ERRORS CONTAINED THEREIN AND/OR OMISSIONS THEREFROM OR FROM ANY USE OF THE CONTENTS OF THIS PRESENTATION. NO AGREEMENT, COMMITMENT OR UNDERSTANDING OR LEGAL RELATIONSHIP EXISTS OR SHALL BE DEEMED TO EXIST BETWEEN OR AMONG STILWELL OR ANY OTHER PARTY OR PARTIES BY VIRTUE OF FURNISHING THIS PRESENTATION. STILWELL HAS NOT SOUGHT OR OBTAINED CONSENT FROM ANY THIRD PARTY TO USE ANY STATEMENTS OR INFORMATION INDICATED HEREIN AS HAVING BEEN OBTAINED OR DERIVED FROM STATEMENTS MADE OR PUBLISHED BY THIRD PARTIES. ANY SUCH STATEMENTS OR INFORMATION SHOULD NOT BE VIEWED AS INDICATING THE SUPPORT OF SUCH THIRD PARTY FOR THE VIEWS EXPRESSED HEREIN. EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THE MATTERS ADDRESSED HEREIN ARE FORWARD LOOKING STATEMENTS THAT INVOLVE CERTAIN RISKS AND UNCERTAINTIES. ANY PROJECTIONS OR ESTIMATES INCLUDED HEREIN ARE BASED ON CERTAIN ASSUMPTIONS AND ARE SUBJECT TO A VARIETY OF RISKS AND CHANGES, INCLUDING RISKS AND CHANGES AFFECTING THE COMPANY’S INDUSTRY GENERALLY AND THE COMPANY SPECIFICALLY. ACTUAL RESULTS MAY DIFFER FROM SUCH FORWARD LOOKING STATEMENTS DUE TO REASONS THAT MAY OR MAY NOT BE FORESEEABLE. THERE CAN BE NO ASSURANCE THAT THE COMPANY’S SECURITIES WILL TRADE AT THE PRICES THAT MAY BE IMPLIED HEREIN. GIVEN THESE UNCERTAINTIES, READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON SUCH FORWARD LOOKING STATEMENTS. STILWELL RESERVES THE RIGHT TO CHANGE OR MODIFY ANY OF ITS OPINIONS EXPRESSED HEREIN AT ANY TIME AS IT DEEMS APPROPRIATE. STILWELL DISCLAIMS ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED HEREIN. ALL REGISTERED OR UNREGISTERED SERVICE MARKS, TRADEMARKS AND TRADE NAMES REFERRED TO IN THIS PRESENTATION ARE THE PROPERTY OF THEIR RESPECTIVE OWNERS, AND STILWELL’S USE HEREIN DOES NOT IMPLY AN AFFILIATION WITH, OR ENDORSEMENT BY, SUCH OWNERS.

CUSIP No. 963025101	SCHEDULE 13D	Page 32 of 34

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS Stilwell Activist Investments, L.P., together with the other participants named herein (collectively, "Stilwell"), intends to file a preliminary proxy statement and accompanying proxy card with the Securities and Exchange Commission ("SEC") to be used to solicit votes for the election of its slate of director nominees at the 2019 annual meeting of stockholders of Wheeler Real Estate Investment Trust, Inc., a Maryland corporation (the "Company"). STILWELL STRONGLY ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS' PROXY SOLICITOR. The participants in the proxy solicitation are Stilwell Activist Investments, L.P. (“Stilwell Activist Investments”), Stilwell Value Partners VII, L.P. (“Stilwell Value Partners VII”), Stilwell Activist Fund, L.P. ("Stilwell Activist Fund"), Stilwell Value LLC (“Stilwell Value LLC”), Joseph D. Stilwell, Corissa B. Porcelli, Michelle D. Bergman, Paula J. Poskon, Kerry G. Campbell, and Rodney S. Atamian. As of the date hereof, Stilwell Activist Investments directly owns 711,244 shares of Common Stock, par value $0.01, of the Company (the "Common Stock"), which includes 36,876 shares of Series D Preferred Stock that are convertible into 54,357 shares of Common Stock. As of the date hereof, Stilwell Value Partners VII directly owns 149,402 shares of Common Stock, which includes 8,402 shares of Series D Preferred Stock that are convertible into 12,385 shares of Common Stock. As of the date hereof, Stilwell Activist Fund directly owns 95,107 shares of Common Stock, which includes 4,689 shares of Series D Preferred Stock that are convertible into 6,912 shares of Common Stock. Stilwell Value LLC, as the general partner of each of Stilwell Activist Investments, Stilwell Value Partners VII, and Stilwell Activist Fund, may be deemed the beneficial owner of the 955,753 shares of Common Stock, which includes 49,967 shares of Series D Preferred Stock that are convertible into 73,654 shares of Common Stock, owned directly by Stilwell Activist Investments, Stilwell Value Partners VII, and Stilwell Activist Fund. Mr. Stilwell, as the managing member and owner of Stilwell Value LLC, may be deemed the beneficial owner of the 955,753 shares of Common Stock, which includes 49,967 shares of Series D Preferred Stock that are convertible into 73,654 shares of Common Stock, owned directly by Stilwell Activist Investments, Stilwell Value Partners VII, and Stilwell Activist Fund. Stilwell Activist Investments has entered into a cash-settled total return swap agreement pursuant to which it purchased certain cash-settled total return swaps constituting economic exposure to an aggregate of 167,115 notional shares of the Series D Preferred Stock. As of the date hereof, Mr. Atamian directly beneficially owns 2,700 shares of Series B Preferred Stock that are convertible into 1,687 shares of Common Stock. As of the date hereof, none of Mses. Porcelli, Bergman and Poskon or Mr. Campbell own beneficially or of record any securities of the Company and none have engaged in any transactions in securities of the Company during the past two years.

CUSIP No. 963025101	SCHEDULE 13D	Page 33 of 34

SCHEDULE A

In 2015, Stilwell Value LLC (“Value”) and Joseph Stilwell consented to the entry of a civil administrative SEC order (the “Order”) that, among other things, alleged violations of sections of the Investment Advisers Act of 1940 and certain rules promulgated thereunder for failing to adequately disclose conflicts of interest related to inter-fund loans. No investor suffered monetary loss from the alleged conduct. The Order, among other things, (1) suspended Mr. Stilwell from March 2015 to March 2016 from association with Value or certain other regulated organizations, and imposed upon him a $100,000 civil money penalty; and (2) censured Value, imposed upon it a $250,000 civil money penalty (as well as the repayment obligation of $239,157 in fees), and required it to retain an independent monitor for three years, which monitorship concluded in 2018. All of these obligations as set forth in the Order have been fully satisfied.

CUSIP No. 963025101	SCHEDULE 13D	Page 34 of 34

SCHEDULE B

Nature of Transaction	Date	Number of Securities	Price Per Share	Total Purchase Price
Purchase of Cash-Settled Swap	6/21/19	7,851	$14.9991	$117,758
Purchase of Cash-Settled Swap	6/24/19	106	$15.0000	$1,590
Purchase of Cash-Settled Swap	6/25/19	1,312	$15.0000	$19,680
Purchase of Cash-Settled Swap	6/26/19	6,820	$14.9989	$102,293
Purchase of Cash-Settled Swap	6/27/19	1	$15.0000	$15